EXHIBIT 99.1


                                    WELCOME

                                                          Monroe Bancorp
                                                          Investor Presentation

[LOGO OF MONROE BANCORP]

                                                          Mark D. Bradford
                                                          President/CEO

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE




Forward-looking Statement
-------------------------

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions;
(4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company are included in the Company's filings with the Securities and Exchange Commission.

[LOGO OF MONROE BANCORP]                                Banking Center and Loan
NASDAQ Symbol: MROE                                     Production Office
                                                        Locations


                 [MAP OF BANKING CENTER LOCATIONS APPEARS HERE]

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE

        Background Information

        o     Headquarters - Bloomington,
              Indiana/Monroe County
        o     Approximately 80% of Bank's business
              is in Monroe County
        o     2006 Population - 122,613
        o     Population Growth 1990 to 2000 -
              10.6%
        o     Home of Indiana University
              Bloomington
                - Employees - 7,000
                - 2006/2007 Enrollment - 38,263
        o     However, most of the Company's
              growth is occurring along the outer
              perimeter of Indianapolis.

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE

        Monroe Bancorp Profile
        (Dollars in Thousands)


-----------------------------------------------------------------------
                        12/31/05    12/31/06    12/31/07  % Increase
                                                             2007
-----------------------------------------------------------------------
Bancorp Assets         $  713,060  $  748,193  $  778,080     4.0%
-----------------------------------------------------------------------
Trust Assets              237,026     271,766     353,668    30.1%
-----------------------------------------------------------------------
Investment Services       168,770     157,433     163,847     4.1%
Assets
-----------------------------------------------------------------------
        Total          $1,118,856  $1,177,392  $1,295,595    10.0%
-----------------------------------------------------------------------


        o       12 Banking Centers

        o       1 Loan Production Office

        o       3 Retirement Community Locations

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE

        Monroe Bancorp Profile

        o       Focus on commercial real estate and business lending
        o       No direct exposure to subprime loans
        o       Investment portfolio is high quality and short duration
        o       Asset growth largely funded by local deposits
        o Focus on fee income (e.g., wealth management, deposit services, investment sales, and mortgages originated for sale)
        o Distinguish ourselves through service quality, community involvement, flexibility, and responsiveness

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE

        Why invest in Monroe Bancorp?


        o       Bloomington-based operation provides a
                predictable and strong earnings stream
        o This earnings stream allows the Company to aggressively expand along the outer perimeter of Indianapolis

[LOGO OF MONROE BANCORP]                                Financial Performance
NASDAQ Symbol: MROE

        Monroe Bancorp Stock


        o       December 31, 2007 Closing Price: $16.00
        o       Basic Earnings Per Share Last Twelve Months
                (LTM): $1.24
        o       Price Earnings Ratio (LTM): 12.90x
        o       2007 Dividend Yield: 3.06%
        o       Book Value Per Share: $8.76
        o       Price/Book Value: 1.83x

[LOGO OF MONROE BANCORP]                                Financial Performance
NASDAQ Symbol: MROE

        Earnings Per Share (Basic)

                [EARNINGS PER SHARE (BASIC) CHART APPEARS HERE]


-------------------------------------------------------------
                                             $1.24
-------------------------------------------------------------
                                     $1.15
-------------------------------------------------------------
$1.10                        $1.09
-------------------------------------------------------------
                     $1.01
$0.90
-------------------------------------------------------------
             $0.75
$0.70
-------------------------------------------------------------
$0.50
-------------------------------------------------------------
$0.30
-------------------------------------------------------------
$0.10         2003    2004    2005    2006    2007

             -------------------------------------
              2003    2004    2005    2006    2007
             -------------------------------------
             $0.75   $1.01   $1.09   $1.15   $1.24
             -------------------------------------

                       Compound Annual Growth Rate 13.4%

[LOGO OF MONROE BANCORP]                                Financial Performance
NASDAQ Symbol: MROE

        Return on Average Equity

                 [RETURN ON AVERAGE EQUITY CHART APPEARS HERE]

-----------------------------------------------------------------
20%




-----------------------------------------------------------------
15%
                            14.93%
                   14.44%            14.59%   14.79%

          11.18%

-----------------------------------------------------------------
10%




-----------------------------------------------------------------
 5%        2003     2004     2005     2006     2007

         -------------------------------------------
           2003     2004     2005     2006     2007
         -------------------------------------------
          11.18%   14.44%   14.93%   14.59%   14.79%
         -------------------------------------------

                Consistently among the top five publicly traded financial institutions in Indiana (50 companies)

[LOGO OF MONROE BANCORP]                                Financial Performance
NASDAQ Symbol: MROE

        Total Loans           (Dollars in Millions)

                        [TOTAL LOANS CHART APPEARS HERE]

-----------------------------------------------------------------
$650

-----------------------------------------------------------------
$600                                                   $584.8

                                            $559.5
-----------------------------------------------------------------
$550
                                $525.5
-----------------------------------------------------------------
$500
                    $477.1
-----------------------------------------------------------------
$450
        $424.5
-----------------------------------------------------------------
$400

-----------------------------------------------------------------
$350

-----------------------------------------------------------------
$300

-----------------------------------------------------------------
$250      2003       2004        2005        2006       2007

         -----------------------------------------------------
          2003       2004        2005        2006       2007
         -----------------------------------------------------
         $424.5     $477.1      $525.5      $559.5     $584.8
         -----------------------------------------------------

                        Compound Annual Growth Rate 8.3%

[LOGO OF MONROE BANCORP]                                Financial Performance
NASDAQ Symbol: MROE

        Credit Quality

                      [CREDIT QUALITY CHART APPEARS HERE]

--------------------------------------------------------------------------------
1.60
           1.50
--------------------------------------------------------------------------------
1.40
      1.19                                                             1.26
--------------------------------------------------------------------------------
1.20
                     1.09           1.07           1.10            1.14
--------------------------------------------------------------------------------
1.00
               0.82
--------------------------------------------------------------------------------
0.80
                         0.78
--------------------------------------------------------------------------------
0.60
                                                        0.42
--------------------------------------------------------------------------------
0.40
                              0.24      0.39                                0.26
--------------------------------------------------------------------------------
0.20
                                             0.14            0.11
--------------------------------------------------------------------------------
0.00
--------------------------------------------------------------------------------
           2003          2004           2005            2006            2007

             -  Allowance for loan losses as a % of ending loans
             - Non-performing loans as a % of ending loans/includes 90 days past due
             -  Net charge-offs to average loans

[LOGO OF MONROE BANCORP]                                Financial Performance
NASDAQ Symbol: MROE

        Total Deposits        (Dollars in Millions)

                      [TOTAL DEPOSITS CHART APPEARS HERE]


-------------------------------------------------------------------
 $700                                                  $619.7
-------------------------------------------------------------------
 $650                                        $589.3
                                  $576.2
-------------------------------------------------------------------
 $600
-------------------------------------------------------------------
 $550                  $483.5
-------------------------------------------------------------------
 $500        $436.7
-------------------------------------------------------------------
 $450
-------------------------------------------------------------------
 $400
-------------------------------------------------------------------
 $350
-------------------------------------------------------------------
 $300
-------------------------------------------------------------------
              2003      2004       2005       2006      2007
-------------------------------------------------------------------

            --------------------------------------------------
              2003      2004       2005       2006      2007
            --------------------------------------------------
             $436.7    $483.5     $576.2     $589.3    $619.7
            --------------------------------------------------

                        Compound Annual Growth Rate 9.1%

[LOGO OF MONROE BANCORP]                                Financial Performance
NASDAQ Symbol: MROE

        Fee Income            (Dollars in Thousands)

                        [FEE INCOME CHART APPEARS HERE]



           ----------------------------------------------------
              2003        2004       2005      2006      2007
           ----------------------------------------------------
             $7,755      $8,102     $9,140    $9,285   $10,086
           ----------------------------------------------------

[LOGO OF MONROE BANCORP]                           Stock Valuation Versus Peers
NASDAQ Symbol: MROE

        Comparative Financial Performance
        MROE - ROAE well above Peer - Price /Earnings well below Peer


                                     Total Assets     LTM ROAE   Price/LTM EPS
                                     ------------     --------   -------------
       Monroe Bancorp (MROE)                 755m       15.28%       12.5x

       Selected Peer Banks
       -------------------
       Horizon (HBNC)                      1,259m       12.29%        8.7x
       German American (GABC)              1,136m        9.95%       15.1x
       Home Federal (HOMF)                   909m        8.94%       13.5x
       Community Bank Shares (CBIN)          817m        6.29%       16.5x
       SY Bancorp (SYBT)                   1,482m       17.26%       12.7x
       Porter Bancorp (PBIB)               1,456m       12.39%       10.1x
       Bank of Kentucky (BKYF)             1,233m       12.62%       12.7x
       First Financial (FFKY)                873m       12.88%       11.1x
       Camco (CAFI)                        1,048m        5.45%       14.3x
       LNB Bancorp (LNBB)                  1,019m        6.37%       20.1x
       Farmers (FMNB)                        806m        8.75%       13.4x
       Ohio Valley (OVBC)                    783m       10.35%       16.4x
       First Citizens (FCZA)                 777m        8.13%       11.8x
       Centrue (TRUE)                      1,363m        8.25%       12.1x
       QCR Holdings (QCRH)                 1,477m        7.70%       14.0x
       Princeton National (PNBC)           1,081m       10.29%       12.3x
       First Mid-Illinois (FMBH)           1,021m       13.18%       15.6x
                                     ------------     --------   -------------
       Averages (17 Banks)                 1,091m       10.06%       13.6x
                                     ============     ========   =============

         Information from 1/28/08 Stifel Nicolaus Regional Bank Summary

[LOGO OF MONROE BANCORP]                           Shareholder Focus
NASDAQ Symbol: MROE

        Investment Performance

                  [INVESTMENT PERFORMANCE CHART APPEARS HERE]


$350,000
$300,000                                                                $294,364

$250,000
$200,000
$150,000
$100,000
$50,000
      $0 $10,000

        1985  1987  1989  1991  1993  1995  1997  1999  2001  2003  2005  2007

      --------------------------------------------------------------------------
        1985  1987  1989  1991  1993  1995  1997  1999  2001  2003  2005  2007
      --------------------------------------------------------------------------
      $10,000                                                           $294,364
      --------------------------------------------------------------------------

                  12/31/07 Compound Annual Growth Rate - 16.6%
              Employee Stock Ownership Plan (ESOP) formed 12/31/85

[LOGO OF MONROE BANCORP]                           Shareholder Focus
NASDAQ Symbol: MROE

        Dividends Per Share

                    [DIVIDENDS PER SHARE CHART APPEARS HERE]

$0.6000

$0.5000
                                     $0.4800    $0.4900
                  $0.4727  $0.4745
         $0.4455
$0.4000

$0.3000

$0.2000

$0.1000
           2003     2004     2005      2006       2007

        ------------------------------------------------
           2003     2004     2005      2006       2007
        ------------------------------------------------
         $0.4455  $0.4727  $0.4745   $0.4800    $0.4900
        ------------------------------------------------

                   20 Consecutive Years of Dividend Increases
         2007 Dividend Yield - 3.06% (based on 12/31/07 closing price)

[LOGO OF MONROE BANCORP]                           Expansion into Indianapolis
NASDAQ Symbol: MROE                                Market

        Expansion Plans


        o       Targeted Indianapolis
                Metropolitan Market
        o       12th Largest City in the
                U.S.
        o       Metro Population of 1.6
                million
        o       #10 on Forbes Top 100
                Best Places for Business
                (2006)
        o       3.9% unemployment rate
                (December 2007)
        o       Home of the Indianapolis
                Colts

[LOGO OF MONROE BANCORP]                           Expansion into Indianapolis
NASDAQ Symbol: MROE                                Market

        Hendricks County Full Service Retail Strategy

        o       2006 Population 131,204
        o       Percent Change 1990 to 2000 37.5% - 2nd in State
        o       Median Household Income in 2004 $63,058 - 2nd in State
        o       Monroe Bank Deposit Market Share as of June 30, 2007:
                5.2% (8th)
        o       Convert Limited Service Locations to Full Service Banking
                Centers

                            Date Opened      Converted to Full Service
                            -----------      -------------------------

        1.   Brownsburg        5/02                     1/06

        2.   Avon              9/01                     1/08

        3.   Plainfield        10/01                   12/07

[LOGO OF MONROE BANCORP]                           Expansion into Indianapolis
NASDAQ Symbol: MROE                                Market

        Brownsburg Banking Center
        (Dollars in Thousands)



--------------------------------------------------------
                          12/31/05  12/31/07  % Change
--------------------------------------------------------

Number of Checking            114       649     469.3%
Accounts
--------------------------------------------------------
Average Balance of           $640    $3,071     379.8%
Checking Accounts
--------------------------------------------------------
Monthly Average           $25,995   $57,575     121.5%
Deposit Balance
--------------------------------------------------------

[LOGO OF MONROE BANCORP]                           Expansion into Indianapolis
NASDAQ Symbol: MROE                                Market

        Future Expansion - Hendricks County



        Plainfield full service banking center opened 12/07

[LOGO OF MONROE BANCORP]                           Expansion into Indianapolis
NASDAQ Symbol: MROE                                Market

        Future Expansion - Hendricks County



        Avon full service Banking Center opened 1/08

[LOGO OF MONROE BANCORP]                           Expansion into Indianapolis
NASDAQ Symbol: MROE                                Market

        Future Expansion - Hamilton County



        Noblesville Banking Center to open 8/08

[LOGO OF MONROE BANCORP]                           Expansion into Indianapolis
NASDAQ Symbol: MROE                                Market

        Indianapolis Metropolitan Area Loan Growth
        (Dollars in Thousands)

-----------------------------------------------------------
 $180,000
                                              $165,720
-----------------------------------------------------------
 $160,000
                                     $146,122
-----------------------------------------------------------
 $140,000

-----------------------------------------------------------
 $120,000

-----------------------------------------------------------
 $100,000
                            $109,081
                    $77,837
-----------------------------------------------------------
  $80,000

-----------------------------------------------------------
  $60,000
            $57,714
-----------------------------------------------------------
  $40,000

-----------------------------------------------------------
  $20,000
-----------------------------------------------------------
       $0     2003    2004    2005     2006    2007
-----------------------------------------------------------

         ------------------------------------------------
            2003     2004     2005      2006      2007
         ------------------------------------------------
          $57,714  $77,837  $109,081  $146,122  $165,720
         ------------------------------------------------

                      Compound Annual Growth Rate - 30.2%

[LOGO OF MONROE BANCORP]                           Expansion into Indianapolis
NASDAQ Symbol: MROE                                Market

        Indianapolis Metropolitan Area Consolidation


        o 11/3/06 - Sky Financial completes merger with Union Federal Bank
        o 7/1/07 - Huntington Bancshares completes merger with Sky Financial
        o 7/9/07 - First Indiana announced its intent to merge with Marshall & Ilsey
                - 45.1% market premium over previous day
                - 22.1 x LTM earnings (MB - 12.90x)
                - Price if First Indiana P/E applied to Monroe $27.40

[LOGO OF MONROE BANCORP]                         Commitment to Customer Service
NASDAQ Symbol: MROE

Mystery Shopping

       ----------------------------------------
         Year         # Shops     Average Score
       ----------------------------------------

         2003          1,331         92.6%
       ----------------------------------------

         2004          1,202         94.2%
       ----------------------------------------

         2005          1,164         94.5%
       ----------------------------------------

         2006          1,486         95.4%
       ----------------------------------------

         2007          1,747         95.7%
       ----------------------------------------

[LOGO OF MONROE BANCORP]                         Commitment to Customer Service
NASDAQ Symbol: MROE

        Effective Use of Technology - Digital Deposit



        o Most exciting product I have seen in my 17 years in banking
        o Business customers take digital image of checks received
        o       Transmit online to bank
        o Integrate easily into Accounts Receivable systems

[LOGO OF MONROE BANCORP]                         Commitment to Customer Service
NASDAQ Symbol: MROE

        Effective Use of Technology - Digital Deposit


                                   Advantages
                                   ----------

        o       Faster funds availability
        o       Eliminates trips to the bank
        o       Extends deposit window
        o       Reduced transportation/liability costs
        o       Finger tip access to more information

[LOGO OF MONROE BANCORP]                         Commitment to Customer Service
NASDAQ Symbol: MROE


        Effective Use of Technology - Digital Deposit


                               Successful Launch
                               -----------------

        o       Launched product in December 2006
        o       Hosted four demonstrations
        o       Installed 37 machines for 54 customers
        o       Processed 4,845 items in January 2008
        o Bank able to fulfill all of a customer's banking needs with no area branch locations
        o       Future focus
                -    Non-customers
                -    Indianapolis Market
                -    Consumer Application

[LOGO OF MONROE BANCORP]                         Commitment to Customer Service
NASDAQ Symbol: MROE

        Expanding Market Share - Monroe County
        (Dollars in Thousands)


                             6/30/96      6/30/07
                             -------      -------
   Monroe Bank

        Total Deposits      $225,593     $453,648

        Market Share           21.8%        29.7%

        Rank                  Second        First


   Bank One/Chase

        Total Deposits      $310,014     $303,743

        Market Share           30.0%        19.9%

        Rank                   First       Second

[LOGO OF MONROE BANCORP]                         Commitment to Customer Service
NASDAQ Symbol: MROE

        Why invest in Monroe Bancorp?


        o       Financial performance above Peer
        o       Stock valuation below Peer
        o       Shareholder focus
        o       Expansion along outer perimeter of
                Indianapolis
        o       Commitment to Customer Service